STATE FARM MUTUAL FUND TRUST

Supplement dated October 25, 2018, to the Summary Prospectus for the State Farm Mutual Fund Trust Equity and Bond Fund for Class A, Class B, Premier and Legacy Class B Shares dated May 1, 2018, (the “Summary Prospectus”).

Effective immediately, the following changes are made to the Summary Prospectus:

The section of the Summary Prospectus on page 2 regarding “Principal Investment Strategies” is qualified by the following:

On September 14, 2018, shareholders of the Equity and Bond Fund approved (i) the elimination of the Equity and Bond Fund’s fundamental investment restriction on investments, which provides that the Equity and Bond Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the Investment Company Act of 1940), U.S. Government securities, or short-term paper (the “Investment Restriction”) and (ii) a reorganization of the Equity and Bond Fund into the BlackRock 60/40 Target Allocation Fund, a series of BlackRock Funds II (the “BlackRock 60/40 Target Allocation Acquiring Fund”). The reorganization is expected to occur on November 16, 2018.

BlackRock Advisors, LLC serves as the investment adviser to the BlackRock 60/40 Target Allocation Acquiring Fund. To prepare for the reorganization of the Equity and Bond Fund, BlackRock Advisors, LLC has requested that the Equity and Bond Fund sell all of its existing holdings of the Equity Fund and the Bond Fund, each a series of Mutual Fund Trust, and invest the sales proceeds using investment strategies substantially similar to those used by the BlackRock 60/40 Target Allocation Acquiring Fund. During the period October 25, 2018, through November 16, 2018, the Equity and Bond Fund may deviate from its principal investment strategies and may follow the investment strategies of the BlackRock 60/40 Target Allocation Acquiring Fund, as set out in the current prospectus of the BlackRock 60/40 Target Allocation Acquiring Fund. The BlackRock 60/40 Target Allocation Acquiring Fund is a fund of funds that normally intends to obtain exposure to equity securities (and certain other instruments) in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets. The BlackRock 60/40 Target Allocation Acquiring Fund intends to obtain this exposure primarily through investments in underlying funds, including exchange-traded funds (“ETFs”). Under normal circumstances, the BlackRock 60/40 Target Allocation Acquiring Fund intends to invest primarily in affiliated open-end funds and affiliated ETFs.

The section of the Summary Prospectus that describes the principal risks of investing in the Equity and Bond Fund is amended to add the following risk factor in connection with the Equity and Bond Fund’s intention to invest in a portfolio of underlying open-end funds and ETFs to obtain exposure to equity securities in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets.

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Investments in Mutual Funds and ETFs Risk — The Equity and Bond Fund’s investments are concentrated in the underlying BlackRock funds, so the Equity and Bond Fund’s investment performance is directly related to the performance of the underlying funds. The Equity and Bond Fund may also directly invest in ETFs. The Equity and Bond Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Equity and Bond Fund will entail more direct and indirect costs and expenses than a direct investment in the underlying funds and ETFs. For example, the Equity and Bond Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the underlying funds and ETFs.

The information beginning with the heading “Fund Management” and ending before “Purchase and Sale of Fund Shares” on page 4 of the Summary Prospectus is eliminated and replaced with the following:

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers—	Name	Title	Length of Service
	Scott Hintz	Assistant Vice President - Investment Planning Services	Since October 2018

	Corey Schieler	Investment Planning Services Director	Since October 2018

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be retained and read in conjunction with the Prospectus. Please keep it for future reference.